
                                            Exhibit F, Schedule 6(c)

                                LG&E Energy Group Director & Officer Information

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
E.ON US Investments Corp.*                        S. Bradford Rives                         D, VP
220 West Main Street                              John R. McCall                            D, CEO, P
Louisville, Kentucky 40202                        Ronald L. Miller                          D, Asst S.
                                                  Daniel K. Arbough                         T
* Officers as of December 31, 2003
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Energy LLC                                   Victor A. Staffieri                       D, CB, CEO, P
220 West Main Street                              S. Bradford Rives                         D, CFO
Louisville, Kentucky 40202                        Daniel K. Arbough                         T
                                                  Martyn Gallus                             SVP
                                                  Bruce D. Hamilton                         VP
                                                  Chris Hermann                             SVP
                                                  A. John R. McCall                         D, EVP, GC, CS
                                                  B. A. Roger Smith                         SVP
                                                  C. Paul W. Thompson                       SVP
                                                  D. David A. Vogel                         VP
                                                  E. Wendy C. Welsh                         SVP
                                                  F. Michael S. Beer                        VP
                                                  G. D. Ralph Bowling                       VP
                                                  H. R.W. "Chip" Keeling                    VP
                                                  I. Paula H. Pottinger                     VP
                                                  J. George R. Siemens                      VP
                                                  K. John N. Voyles, Jr.                    VP
------------------------------------------------- ----------------------------------------- --------------------------




                                            Exhibit F, Schedule 6(c)

                                LG&E Energy Group Director & Officer Information

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
Louisville Gas And Electric Company               Victor A. Staffieri                       D, CB, CEO, P
220 West Main Street                              Daniel K. Arbough                         T
Louisville, Kentucky 40202                        Michael S. Beer                           VP
                                                  Martyn Gallus                             SVP
                                                  Bruce D. Hamilton                         VP
                                                  Chris Hermann                             SVP
                                                  L. John R. McCall                         D, EVP, GC, CS
                                                  M. S. Bradford Rives                      D, CFO
                                                  N. A. Roger Smith                         SVP
                                                  O. Paul W. Thompson                       SVP
                                                  P. David A. Vogel                         VP
                                                  Q. Wendy C. Welsh                         SVP
                                                  D. Ralph Bowling                          VP
                                                  R.W. "Chip" Keeling                       VP
                                                  Paula H. Pottinger                        VP
                                                  George R. Siemens                         VP
                                                  John N. Voyles, Jr.                       VP
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Receivables LLC                              Victor A. Staffieri                       D, P
220 West Main Street                              S. Bradford Rives                         D, VP, C
Louisville, Kentucky 40202                        Donald J. Mullineaux                      D
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------




                                            Exhibit F, Schedule 6(c)

                                LG&E Energy Group Director & Officer Information

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
Kentucky Utilities Company                        Victor A. Staffieri                       D, CB, CEO, P
One Quality Street                                Daniel K. Arbough                         T
Lexington, Kentucky 40507-1428                    Michael S. Beer                           VP
                                                  Martyn Gallus                             SVP
                                                  Bruce D. Hamilton                         VP
                                                  Chris Hermann                             SVP
                                                  John R. McCall                            EVP, GC, CS
                                                  S. Bradford Rives                         SVP, C
                                                  A. Roger Smith                            SVP
                                                  Paul W. Thompson                          SVP
                                                  David A. Vogel                            VP
                                                  Wendy C. Welsh                            SVP
                                                  D. Ralph Bowling                          VP
                                                  R.W. "Chip" Keeling                       VP
                                                  Paula H. Pottinger                        VP
                                                  George R. Siemens                         VP
                                                  John N. Voyles, Jr.                       VP
------------------------------------------------- ----------------------------------------- --------------------------
KU Receivables LLC                                Victor A. Staffieri                       D
One Quality Street                                S. Bradford Rives                         D, VP, C
Lexington, Kentucky 40507                         Donald J. Mullineaux                      D
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
Electric Energy Inc.                              Unknown or not available                  Minority Ownership

------------------------------------------------- ----------------------------------------- --------------------------
Lexington Utilities Company                       Chris Herman                              D
One Quality Street                                Victor A. Staffieri                       D, P
Lexington, Kentucky 40507-1428                    John R. McCall                            D, VP, S
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Energy Foundation, Inc.                      Victor A. Staffieri                       D, P
220 West Main Street                              S. Bradford Rives                         D, VP, T
Lexington, Kentucky 40507                         John R. McCall                            D, VP, S
                                                  R. W. "Chip" Keeling VP
------------------------------------------------- ----------------------------------------- --------------------------




                                            Exhibit F, Schedule 6(c)

                                LG&E Energy Group Director & Officer Information

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Energy Marketing Inc.                        John R. McCall                            D, VP, S
12500 Fair Lakes Circle                           Victor A. Staffieri                       D, CB
Fairfax, Virginia 22023                           Martyn Gallus                             D, P
                                                  Paul W. Thompson                          SVP
                                                  S. Bradford Rives                         D, VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Energy Settlements Inc.                      Victor A. Staffieri                       D, P
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        Daniel K. Arbough                         D, VP, C
                                                  S. Bradford Rives                         T
                                                  Ron Miller                                VP
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Energy Services Inc.                         John R. McCall                            D, VP, S
220 West Main Street                              Victor A. Staffieri                       D, CB, CEO, P
Louisville, Kentucky 40202                        S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Capital Corp.                                S. Bradford Rives                         D, P
220 West Main Street                              Victor A. Staffieri                       D, CB, CEO
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
                                                  A. Roger Smith                            VP
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Energy Privatization Services, Inc.          S. Bradford Rives                         D, VP, C
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        Victor A. Staffieri                       D, P
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Home Services Inc.                           Victor A. Staffieri                       D, CB
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        David A. Vogel                            P
                                                  Chris Hermann                             VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------




                                            Exhibit F, Schedule 6(c)

                                LG&E Energy Group Director & Officer Information

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Mendoza Services Inc.                        Paul W. Thompson                          D
c/o Maples & Calder                               S. Bradford Rives                         D, P, C
P.O. BOX 309                                      Victor A. Staffieri                       D, VP
Grand Cayman, Cayman Islands                      Bruce D. Hamilton                         VP
British West Indies                               John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Venezuela I, Inc.                      Victor A. Staffieri                       D
c/o Maples & Calder                               S. Bradford Rives                         D, P, C
P.O. BOX 309                                      John R. McCall                            VP, S
Grand Cayman, Cayman Islands                      Daniel K. Arbough                         T
British West Indies
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Spain Inc.                             A. Roger Smith                            D
220 West Main Street                              Victor A. Staffieri                       D, P
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  S. Bradford Rives                         VP, C
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
K.W. Tarifa S.A.                                  No officers or Directors were elected
220 West Main Street
Louisville, Kentucky 40202
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Argentina I, Inc.                      S. Bradford Rives                         D, VP, C
220 West Main Street                              Victor A. Staffieri                       D, P
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  A. Roger Smith                            VP
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Argentina II, Inc.                     S. Bradford Rives                         D, VP, S
220 West Main Street                              Victor A. Staffieri                       D, P
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  A. Roger Smith                            VP
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------




                                            Exhibit F, Schedule 6(c)

                                LG&E Energy Group Director & Officer Information

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
DISTRIBUIDORA DE GAS DEL CENTRO S.A.              Unknown or not available                  Minority Ownership

------------------------------------------------- ----------------------------------------- --------------------------
INVERSORA DE GAS DEL CENTRO S.A.                  Unknown or not available                  Minority Ownership

------------------------------------------------- ----------------------------------------- --------------------------
DISTRIBUIDORA DE GAS CUYANA S.A.                  Unknown or not available                  Minority Ownership

------------------------------------------------- ----------------------------------------- --------------------------
INVERSORA DE GAS CUYANA S.A.                      Unknown or not available                  Minority Ownership

------------------------------------------------- ----------------------------------------- --------------------------
GAS NATURAL S.D.G. ARGENTINA S.A.                 Unknown or not available                  Minority Ownership

------------------------------------------------- ----------------------------------------- --------------------------
SERVICONFORT ARGENTINA S.A.                       Unknown or not available                  Minority Ownership

------------------------------------------------- ----------------------------------------- --------------------------
LG&E Centro S.A.                                  Unknown or not available

------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Argentina III LLC                      S. Bradford Rives                         D, P
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        Victor A. Staffieri                       D
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
WKE Corp.                                         A. Roger Smith                            D, VP
220 West Main Street                              Victor A. Staffieri                       D
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Paul W. Thompson                          P
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
                                                  D. Ralph Bowling                          VP
------------------------------------------------- ----------------------------------------- --------------------------




                                            Exhibit F, Schedule 6(c)

                                LG&E Energy Group Director & Officer Information


================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
WKE Station Two Inc.                              A. Roger Smith                            D, VP
220 West Main Street                              Victor A. Staffieri                       D
Louisville, Kentucky 40202                        John R. McCall                            D, VP, A
                                                  Paul W. Thompson                          P
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
                                                  D. Ralph Bowling                          VP
------------------------------------------------- ----------------------------------------- --------------------------
Western Kentucky Energy Corp.                     A. Roger Smith                            D, VP
220 West Main Street                              Victor A. Staffieri                       D
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Paul W. Thompson                          P
                                                  D. Ralph Bowling                          VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
WKE Facilities Corp.                              A. Roger Smith                            D, VP
220 West Main Street                              Victor A. Staffieri                       D
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Paul W. Thompson                          P
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
                                                  D. Ralph Bowling                          VP
------------------------------------------------- ----------------------------------------- --------------------------
LCC LLC                                           Victor A. Staffieri                       D
220 West Main Street                              A. Roger Smith                            D, VP
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Paul W. Thompson                          P
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
                                                  D. Ralph Bowling                          VP
------------------------------------------------- ----------------------------------------- --------------------------
FCD LLC                                           A. Roger Smith                            VP, D
220 West Main Street                              Paul W. Thompson                          P
Louisville, Kentucky 40202                        S. Bradford Rives                         VP, C
                                                  John R. McCall                            VP, S, D
                                                  Daniel K. Arbough                         T
                                                  Victor A. Staffieri                       D
------------------------------------------------- ----------------------------------------- --------------------------




                                            Exhibit F, Schedule 6(c)

                                LG&E Energy Group Director & Officer Information

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
Excalibur Development LLC                         A. Roger Smith                            VP, D
220 West Main Street                              Paul W. Thompson                          P
Louisville, Kentucky 40202                        John R. McCall                            VP, S, D
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
                                                  Victor A. Staffieri                       D
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Inc.                                   John R. McCall                            D, VP, S
220 West Main Street                              A. Roger Smith                            D, P
Louisville, Kentucky 40202                        S. Bradford Rives                         D, CFO
                                                  Victor A. Staffieri                       D
                                                  Paul W. Thompson                          SVP
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Services LLC                           S. Bradford Rives                         D, VP, C
575 Anton Boulevard, Suite 250                    A. Roger Smith                            D, P
Costa Mesa, California 92626                      John R. McCall                            D, VP, S
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T
                                                  John N. Voyles, Jr.                       VP
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Operations Inc.                        A. Roger Smith                            D, P
575 Anton Boulevard, Suite 250                    John R. McCall                            D, VP, S
Costa Mesa, California 92626                      Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------




                                            Exhibit F, Schedule 6(c)

                                LG&E Energy Group Director & Officer Information

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power 5 Incorporated                         S. Bradford Rives                         D, VP, C
575 Anton Boulevard, Suite 250                    John R. McCall                            D, VP, S
Costa Mesa, California 92626                      A. Roger Smith                            D, P
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
Babcock-Ultrapower West Enfield                   No Directors or Officers were elected

------------------------------------------------- ----------------------------------------- --------------------------
Babcock-Ultrapower Jonesboro                      No Directors or Officers were elected

------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power 16 Incorporated                        S. Bradford Rives                         D, VP, C
575 Anton Boulevard, Suite 250                    A. Roger Smith                            D, P
Costa Mesa, California 92626                      John R. McCall                            D, VP, S
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Roanoke Incorporated                   S. Bradford Rives                         D, VP, C
575 Anton Boulevard, Suite 250                    A. Roger Smith                            D, P
Costa Mesa, California 92626                      John R. McCall                            D, VP, S
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Roanoke Valley LP                            No Directors or Officers were elected

------------------------------------------------- ----------------------------------------- --------------------------
Westmoreland-LG& E Partners                       No Directors or Officers were elected

------------------------------------------------- ----------------------------------------- --------------------------
Erie Power Partners                               No Directors or Officers were elected

------------------------------------------------- ----------------------------------------- --------------------------




                                            Exhibit F, Schedule 6(c)

                                LG&E Energy Group Director & Officer Information

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power 21 Incorporated                        S. Bradford Rives                         D, VP, C
575 Anton Boulevard, Suite 250                    John R. McCall                            D, VP, S
Costa Mesa, California 92626                      A. Roger Smith                            D, P
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power 21 Wind Incorporated                   S. Bradford Rives                         D, VP, C
575 Anton Boulevard, Suite 250                    John R. McCall                            D, VP, S
Costa Mesa, California 92626                      A. Roger Smith                            D, P
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power 21 L.P.                                No Directors or Officers were elected

------------------------------------------------- ----------------------------------------- --------------------------
Windpower Partners 1993 L.P.                      No Directors or Officers were elected

------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power 31 Incorporated                        A. Roger Smith                            D, P
575 Anton Boulevard, Suite 250                    John R. McCall                            D, VP, S
Costa Mesa, California 92626                      Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LQ, GP, LLC                                       No Directors or Officers were elected

------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power 31 Wind Incorporated                   A. Roger Smith                            D, P
575 Anton Boulevard, Suite 250                    John R. McCall                            D, VP, S
Costa Mesa, California 92626                      Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power 31 L.P.                                No Directors or Officers were elected

------------------------------------------------- ----------------------------------------- --------------------------




                                            Exhibit F, Schedule 6(c)

                                LG&E Energy Group Director & Officer Information

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
Windpower Partners 1994 L.P.                      No Directors or Officers were elected

------------------------------------------------- ----------------------------------------- --------------------------
LQC LP LLC                                        No Directors or Officers were elected

------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Development Inc.                       Victor A. Staffieri                       D
12500 Fair Lakes Circle                           Paul W. Thompson                          D, SVP
Fairfax, Virginia 22023                           A. Roger Smith                            VP
                                                  S. Bradford Rives                         D, P
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------




                                            Exhibit F, Schedule 6(c)

                                LG&E Energy Group Director & Officer Information

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
American Power, Incorporated                      S. Bradford Rives                         D, VP, S
575 Anton Boulevard, Suite 250                    A. Roger Smith                            D, P
Costa Mesa, California 92626                      John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
HD Energy Corporation                             John R. McCall                            D, VP, S
277 Stemmons Freeway, Suite 1700                  Victor A. Staffieri                       D
Dallas, Texas 75207                               A. Roger Smith                            VP
                                                  S. Bradford Rives                         D, P
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
Llano Gathering, Inc.                             John R. McCall                            D, VP, S
277 Stemmons Freeway, Suite 1700                  Victor A. Staffieri                       D
Dallas, Texas 75207                               A. Roger Smith                            VP
                                                  S. Bradford Rives                         D, P
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
Llano Storage Inc.                                John R. McCall                            D, VP, S
277 Stemmons Freeway, Suite 1700                  Victor A. Staffieri                       D
Dallas, Texas 75207                               A. Roger Smith                            VP
                                                  S. Bradford Rives                         D, P
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Crown Inc.                                   John R. McCall                            D, VP, S
277 Stemmons Freeway, Suite 1700                  Victor A. Staffieri                       D
Dallas, Texas 75207                               A. Roger Smith                            VP
                                                  S. Bradford Rives                         D, P
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
Powertex Parent Inc.                              John R. McCall                            D, VP, S
277 Stemmons Freeway, Suite 1700                  Victor A. Staffieri                       D
Dallas, Texas 75207                               A. Roger Smith                            VP
                                                  S. Bradford Rives                         D, P
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------




                                            Exhibit F, Schedule 6(c)

                                LG&E Energy Group Director & Officer Information

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Minor Facilities Inc.                        John R. McCall                            D, VP, S
277 Stemmons Freeway, Suite 1700                  Victor A. Staffieri                       D
                                                  A. Roger Smith                            VP
                                                  S. Bradford Rives                         D, P
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Gregory I Inc.                         A. Roger Smith                            D, P
220 West Main Street                              Victor A. Staffieri                       D
Louisville, Kentucky 40202                        S. Bradford Rives                         D, VP, C
                                                  Paul W. Thompson                          VP
                                                  Bruce Hamilton                            VP
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
Gregory Power Partners LP                         No Directors or Officers were elected

------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Gregory II Inc.                        A. Roger Smith                            D, P
220 West Main Street                              Victor A. Staffieri                       D
Louisville, Kentucky 40202                        Bruce Hamilton                            VP
                                                  Paul W. Thompson                          VP
                                                  S. Bradford Rives                         D, VP, C
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
Gregory Partners LLC                              No Directors or Officers were elected

------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Gregory III Inc.                       A. Roger Smith                            D, P
220 West Main Street                              Victor A. Staffieri                       D
Louisville, Kentucky 40202                        Bruce Hamilton                            VP
                                                  Paul W. Thompson                          VP
                                                  S. Bradford Rives                         D, VP, C
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------




                                            Exhibit F, Schedule 6(c)

                                LG&E Energy Group Director & Officer Information

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Gregory IV Inc.                        A. Roger Smith                            D, P
220 West Main Street                              Victor A. Staffieri                       D
Louisville, Kentucky 40202                        Bruce Hamilton                            VP
                                                  Paul W. Thompson                          VP
                                                  S. Bradford Rives                         D, VP, C
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
Portland 34 L.P.                                  No Directors or Officers were elected

------------------------------------------------- ----------------------------------------- --------------------------
KU Solutions Corporation                          Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          D, VP
Louisville, Kentucky 40202                        S. Bradford Rives                         D, P
                                                  John R. McCall                            VP, S, D
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
KUCC Grimes Corporation                           A. Roger Smith                            D, P
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        S. Bradford Rives                         D, VP, C
                                                  Victor A. Staffieri                       D
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
FSF Minerals Inc.                                 A. Roger Smith                            D, P
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        Victor A. Staffieri                       D
                                                  Daniel K. Arbough                         T
================================================= ========================================= ==========================